January 31, 2005

DREYFUS PREMIER LIMITED TERM HIGH YIELD FUND

Supplement to Statement of Additional Information dated May 1, 2004

     The information contained in the second to last sentence in the section of the Statement of Additional Information entitled “Management Arrangements” with respect to the fund’s named portfolio managers is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are Jon Uhrig and John McNichols.